SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-FLORIDA PUBLIC UTIL

                    GABELLI PERFORMANCE PARTNERS
                                 6/02/00            6,000-           25.0000*

                    GAMCO INVESTORS, INC.
                                 6/02/00            4,000            25.0000*
                                 6/02/00           15,000-           25.0000*
                                 6/02/00           98,900-           25.0000*

                                 5/17/00            1,000-           14.9375
                                 4/06/00            1,000-           13.7188
                                 4/05/00            1,000            13.9750


       GABELLI ADVISERS, INC.    6/02/00            7,600-           25.0000*

       GABELLI FUNDS, LLC.
                         GABELLI UTILITY TRUST FUND
                                 6/02/00           12,000-           25.0000*
                         GABELLI GLOBAL TELECOMM FUND
                                 6/02/00           12,000-           25.0000*
                         GABELLI SMALL CAP GROWTH FUND
                                 6/02/00           42,000-           25.0000*
                         GABELLI EQUITY INCOME FUND
                                 6/02/00           42,200-           25.0000*
                         GABELLI ASSET FUND
                                 6/02/00           16,000-           25.0000*
                         GABELLI CAPITAL ASSET FUND
                                 6/02/00           10,000-           25.0000*
                         GABELLI ABC FUND
                                 6/02/00           22,000-           25.0000*


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) THIRD MARKET TRANSACTIONS